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                                                                Exhibit 10.02(b)

                               AMENDMENT NO. 2 TO
                           COMPONENT SUPPLY AGREEMENT*


                  THIS AMENDMENT NO. 2 TO COMPONENT SUPPLY AGREEMENT (the "Amendment"), is entered into as of this 7th day of February, 1996, by AMERICAN AXLE & MANUFACTURING, INC. ("AAM"), a corporation organized under the laws of the State of Delaware, and GENERAL MOTORS CORPORATION ("GM"), a corporation organized under the laws of the State of Delaware.

                  1. Section 2.3 of the Supply Agreement is hereby deleted in its entirety and substituted therefor is the following:

                  2.3  ***

                  2. Section 3.4 of the Supply Agreement is hereby deleted in its entirety and substituted therefor is the following:

                  3.4      Payment Terms.

                  (a) GM will pay for all Existing Components and New Components shipped from the GM plants which will be owned by AAM after the Closing, which are located in Detroit, Michigan; Three Rivers, Michigan; Buffalo, New York; and Tonawanda, New York (the "AAM Plants") as follows:

                                  (i) All AAM sales of Existing Components or
                  New Components to GM ***, shall be paid *** in immediately available funds *** shipment of the product from the AAM Plants.

                                 (ii) All AAM sales of Existing Components or
                  New Components to GM ***, shall be paid *** in immediately available funds *** following shipment of the product from the AAM Plants.

                                (iii) All AAM sales of Existing Components or
                  New Components to GM ***, shall be paid *** in immediately available funds *** following shipment of the product from the AAM Plants.

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*  Portions of this Exhibit 10.02(b) were omitted and filed separately with the
   Secretary of the Securities and Exchange Commission (the "Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933, as amended. Such portions are marked by the symbol "***".

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                                 (iv) All AAM sales of Existing Components or
                  New Components to GM ***, shall be paid on the *** following GM's receipt of shipments ***.

                  AAM and GM will meet no less frequently than every two (2) years to discuss payment terms and may modify the above schedule by joint agreement.

                  (b) GM will pay for all shipments of Existing Components and New Components shipped from locations other than the AAM Plants, as that term is defined in Paragraph 3.4(a), on a ***.

                  3. Except as specifically set forth above, the Supply Agreement shall remain in full force and effect and unmodified hereby.

                  IN WITNESS WHEREOF, GM and AAM have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                                         AMERICAN AXLE &
                                                          MANUFACTURING, INC.

                                                 By: /s/ Richard E. Dauch
                                                     ------------------------
                                                 Title:  President and CEO
GENERAL MOTORS CORPORATION

By: /s/ John Stiles
    ----------------------------
Title:  Executive Director - WWP